SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 10, 2006

VERTICAL HEALTH SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-31275	59-3635262
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

2595 Tampa Road

Suite E

Palm Harbor, FL 34684

(Address of Principal Executive Offices)

(727) 547-2654

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On February 10, 2006, Vertical Health Solutions, Inc. (the “Company”), issued an aggregate of 656,714 shares of common stock to eight holders of options and warrants in exchange for the cancellation of such options and warrants. Those receiving shares of common stock included the following affiliates of the Company:

Name	Shares
Jugal K. Taneja	234,857
Stephen M. Watters	234,857
Patrick Sheppard	12,000
Alfred Lehmkuhl	52,000
Brian T. Nugent	32,000
Thaddeus Shalek	50,000

The shares were issued in reliance on the exemption provided by section 4(2) under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTICAL HEALTH SOLUTIONS, INC.

By:	/s/ THADDEUS J.SHALEK
Thaddeus J. Shalek, CPA, Chief Executive Officer and Chief Financial Officer

Dated: February 16, 2006